Exhibit 10.1

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AMENDING AGREEMENT TO THE RESTRUCTURING SUPPORT AGREEMENT

AMENDING AGREEMENT, dated as of June 15, 2021 (this “Amendment”) to the Restructuring Support Agreement (the “Support Agreement”) dated July 10, 2020 among iAnthus Capital Holdings, Inc. (“iAnthus”), each of the subsidiaries listed on Schedule A thereto (the “Subsidiaries”), each of the other signatories to the Support Agreement that is a Lender (as defined in the Support Agreement), each of the other signatories to the Support Agreement that is a Consenting Debenture Holder (as defined in the Support Agreement), and each of the other signatories to the Support Agreement by joinder agreement.

WHEREAS, pursuant to the Support Agreement, it is a condition to closing the Recapitalization Transaction that any regulatory consents or approvals that are required in connection with the Recapitalization Transaction (the “Regulatory Consents”) be obtained by no later than the Outside Date, being June 30, 2021 subject to any extension as provided for in the Support Agreement;

AND WHEREAS, the Parties have agreed to enter into a written agreement pursuant to which the Lenders and Consenting Debenture Holders will (i) provide to iAnthus certain disclosure regarding the process for obtaining the Regulatory Consents, and (ii) to use their reasonable best efforts to settle, on terms acceptable to the Parties, a long-term incentive plan for senior employees and management of iAnthus; and

AND WHEREAS, the Parties to the Support Agreement have agreed to amend the Support Agreement as provided herein.

AND WHEREAS, capitalized terms used herein which are not otherwise defined shall have the meanings given to them in the Support Agreement.

NOW THEREFORE, for good and valuable consideration, the Parties hereto agree as follows:

1.	Interpretation. This Amendment is an amendment to the Support Agreement. Unless the context otherwise requires, this Amendment and the Support Agreement shall be read together and shall have effect as if the provisions hereof and thereof were contained in one agreement. The term “Agreement” when used in the Support Agreement means the Support Agreement including as amended by this Amendment.
2.	Definitions. Any capitalized term used herein and in the recitals above and not defined shall have the meaning assigned to it in the Support Agreement.
3.	Amendment. The definition of Outside Date in Schedule B to the Support Agreement is hereby amended to delete the words “June 30, 2021” and to replace them with the words “August 31, 2021”. Except as amended hereby, the Support Agreement remains in full force and effect.
4.	Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by email shall be equally as effective as delivery of an original executed counterpart of this Amendment.
5.	Conflict. If any provision of this Amendment is inconsistent or conflicts with any provision of the Support Agreement, the relevant provision of this Amendment shall prevail and be paramount.

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6.	Governing Law. This Amendment shall be governed by the laws of the Province of Ontario, Canada and the federal laws of Canada applicable thereto.

[Signature Pages to Follow]

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The Parties have executed this Amendment effective as of the date first written above.

COMPANY:

IANTHUS CAPITAL HOLDINGS, INC.
By:	(signed) “Randy Maslow”
Name:	Randy Maslow
Title:	Interim Chief Executive Officer & President

SUBSIDIARIES:

S8 RENTAL SERVICES, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	MPX BIOCEUTICAL ULC By: (signed) “Julius Kalcevich” Name: Julius Kalcevich Title: Chief Executive Officer
BERGAMOT PROPERTIES, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	IANTHUS CAPITAL MANAGEMENT, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
IANTHUS HOLDINGS FLORIDA, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	GROWHEALTHY PROPERTIES, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
FALL RIVER DEVELOPMENT COMPANY, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	CGX LIFE SCIENCES INC. By: (signed) “Randy Maslow” Name: Randy Maslow Title: President

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GTL HOLDINGS, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	IANTHUS EMPIRE HOLDINGS, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
AMBARY, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	MPX LUXEMBOURG SARL By: (signed) “Julius Kalcevich” Name: Julius Kalcevich Title: Manager
IA NORTHERN NEVADA, INC. By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	PAKALOLO, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
IANTHUS ARIZONA, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	S8 MANAGEMENT, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
SCARLET GLOBEMALLOW, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	GHHIA MANAGEMENT, INC. By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
MCCRORY’S SUNNY HILL NURSERY, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	IA IT, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President

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PILGRIM ROCK MANAGEMENT, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	MAYFLOWER MEDICINALS, INC. By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
IMT, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	GREENMART OF NEVADA NLV, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
IANTHUS NEW JERSEY, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	IA CBD, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
CITIVA MEDICAL, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President	GRASSROOTS VERMONT MANAGEMENT SERVICES, LLC By: (signed) “Randy Maslow” Name: Randy Maslow Title: President
FWR, INC. B By: (signed) “Christopher Walsh” Name: Christopher Walsh Title: Director and Authorized Officer

LENDERS:

GOTHAM GREEN FUND 1, L.P. By: Gotham Green GP 1, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN FUND 1 (Q), L.P. By: Gotham Green GP 1, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN ADMIN 1, LLC By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN FUND II, L.P. By: Gotham Green GP II, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN FUND II (Q), L.P. By: Gotham Green GP II, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN CREDIT PARTNERS SPV I, L.P. By: Gotham Green Partners SPV I, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

GOTHAM GREEN PARTNERS SPV V, L.P. By: Gotham Green Partners SPV V, LLC, as General Partner By: (signed) “Jason Adler” Name: Jason Adler Title: Managing Member

PURA VIDA MASTER FUND, LTD. By: Pura Vida Investments, its investment manager By: (signed) “Efrem Kamen” Name: Efrem Kamen Title: Managing Member

PURA VIDA PRO SPECIAL OPPORTUNITY MASTER FUND, LTD. By: Pura Vida Pro, LLC, its investment manager By: (signed) “Efrem Kamen” Name: Efrem Kamen Title: Managing Member

PARALLAX MASTER FUND, L.P. By: Parallax Volatility Advisers, L.P., its attorney in fact/investment adviser By: (signed) “Willaim Bartlett” Name: William Bartlett Title: CEO

CONSENTING DEBENTURE HOLDERS:

OASIS INVESTMENTS II MASTER FUND LTD. By: (signed) “Alex Shoghi” Name: Alex Shoghi Title:

HADRON HEALTHCARE AND CONSUMER SPECIAL OPPORTUNITIES MASTER FUND By: (signed) “Marco D’Attanasio” Name: Marco D’Attanasio Title: Chief Investment Officer

SENVEST GLOBAL (KY), LP By: Senvest Management, LLC, its attorney in fact/investment adviser By: (signed) “Bobby Trahanas” Name: Bobby Trahanas Title: CCO

SENVEST MASTER FUND, LP By: Senvest Management, LLC, its attorney in fact/investment adviser By: (signed) “Bobby Trahanas” Name: Bobby Trahanas Title: CCO